Exhibit 10.17.5

Execution Copy

OPORTUN FUNDING V, LLC

FOURTH AMENDMENT TO THE BASE INDENTURE

This FOURTH AMENDMENT TO THE BASE INDENTURE, dated as of February 23, 2018 (this “Amendment”), is entered into among OPORTUN FUNDING V, LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as trustee (in such capacity, the “Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).

RECITALS

WHEREAS, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Base Indenture, dated as of August 4, 2015 (as amended, modified or supplemented prior to the date hereof, the “Base Indenture”);

WHEREAS, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Series 2015 Supplement, dated as of August 4, 2015 (as amended, modified or supplemented prior to the date hereof, the “Series Supplement”; together with the Base Indenture, collectively, the “Indenture”);

WHEREAS, concurrently herewith, (i) the Issuer, as purchaser, and Oportun, Inc. (“Oportun”), as seller, are entering into that certain Fifth Amendment to the Purchase and Sale Agreement, dated as of the date hereof, and (ii) the Issuer, Oportun, the Servicer, each Noteholder and the Back-up Servicer are entering into that certain Consent, dated as of the date hereof; and

WHEREAS, in accordance with Section 13.2 of the Base Indenture, the Issuer desires to amend the Base Indenture as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.

ARTICLE II

AMENDMENTS TO THE BASE INDENTURE

SECTION 2.01. Amendments. The Base Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Base Indenture attached hereto as Schedule I.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Representations and Warranties. The Issuer hereby represents and warrants to the Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:

(a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Ratification of Base Indenture. As amended by this Amendment, the Base Indenture is in all respects ratified and confirmed and the Base Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.

2

SECTION 4.04. Rights of the Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.

SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon:

(a) receipt by the Trustee of an Issuer Order directing it to execute and deliver this Amendment;

(b) receipt by the Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;

(c) receipt by the Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;

(d) receipt by the Trustee of evidence of the consent of each Noteholder to this Amendment;

(e) receipt by the Trustee of counterparts of this Amendment, duly executed by each of the parties hereto; and

(f) receipt by the Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Trustee prior to the date hereof.

(Signature page follows)

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IN WITNESS WHEREOF, the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN FUNDING V, LLC, as Issuer

By:	/s/ Jonathan Coblentz
	Name:	Jonathan Coblentz
	Title:	Treasurer

Fourth Amendment to

Base Indenture (OF V)

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By:	/s/ Drew Davis
	Name:	Drew Davis
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By:	/s/ Drew Davis
	Name:	Drew Davis
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By:	/s/ Drew Davis
	Name:	Drew Davis
	Title:	Vice President

Fourth Amendment to

Base Indenture (OF V)

SCHEDULE I

Amendments to the Base Indenture

CONFORMED COPY

As amended by the

~~Third~~Fourth Amendment to the Base Indenture,

dated as of ~~August 1, 2017~~February 23, 2018

OPORTUN FUNDING V, LLC,

as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee, as Securities Intermediary and as Depositary Bank

BASE INDENTURE

Dated as of August 4, 2015

Variable Funding Asset Backed Notes

(Issuable in Series)

Page
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE	2

Section 1.1. Definitions	2
Section 1.2. Incorporation by Reference of Trust Indenture Act	~~24~~25
Section 1.3. Cross-References	25
Section 1.4. Accounting and Financial Determinations; No Duplication	25
Section 1.5. Rules of Construction	~~25~~26
Section 1.6. Other Definitional Provisions	26

ARTICLE 2. THE NOTES	~~26~~27

Section 2.1. Designation and Terms of Notes	~~26~~27
Section 2.2. New Series Issuances	27
Section 2.3. [Reserved]	28
Section 2.4. Execution and Authentication	28
Section 2.5. Authenticating Agent	~~28~~29
Section 2.6. Registration of Transfer and Exchange of Notes	29
Section 2.7. Appointment of Paying Agent	~~32~~33
Section 2.8. Paying Agent to Hold Money in Trust	33
Section 2.9. Private Placement Legend	~~34~~35
Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes	~~35~~36
Section 2.11. Temporary Notes	~~36~~37
Section 2.12. Persons Deemed Owners	~~36~~37
Section 2.13. Cancellation	37
Section 2.14. Release of Trust Estate	~~37~~38
Section 2.15. Payment of Principal, Interest and Other Amounts	38
Section 2.16. Takeouts	~~38~~39
Section 2.17. [Reserved]	40
Section 2.18. Definitive Notes	40
Section 2.19. [Reserved]	~~40~~41
Section 2.20. Tax Treatment	~~40~~41
Section 2.21. Duties of the Trustee and the Transfer Agent and Registrar	41

ARTICLE 3. [ARTICLE 3 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES OF NOTES]	41

ARTICLE 4. NOTEHOLDER LISTS AND REPORTS	~~41~~42

Section 4.1. Issuer To Furnish To Trustee Names and Addresses of Noteholders	~~41~~42
Section 4.2. Preservation of Information; Communications to Noteholders	~~41~~42
Section 4.3. Reports by Issuer	~~42~~43
Section 4.4. Reports by Trustee	43
Section 4.5. Reports and Records for the Trustee and Instructions	43

ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS	~~43~~44

Section 5.1. Rights of Noteholders	~~43~~44
Section 5.2. Collection of Money	~~43~~44
Section 5.3. Establishment of Accounts	44

-i-

(continued)

Page
Section 5.4. Collections and Allocations	~~45~~46
Section 5.5. Determination of Monthly Interest	~~47~~48
Section 5.6. Determination of Monthly Principal	~~47~~48
Section 5.7. General Provisions Regarding Accounts	~~47~~48
Section 5.8. Removed Receivables	48

ARTICLE 6. [ARTICLE 6 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]	48

ARTICLE 7. [ARTICLE 7 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]	~~48~~49

ARTICLE 8. COVENANTS	~~48~~49

Section 8.1. Money for Payments To Be Held in Trust	~~48~~49
Section 8.2. Affirmative Covenants of Issuer	~~48~~49
Section 8.3. Negative Covenants	~~55~~56
Section 8.4. Further Instruments and Acts	58
Section 8.5. Appointment of Successor Servicer	58
Section 8.6. Perfection Representations	58

ARTICLE 9. [ARTICLE 9 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES OF NOTES]	~~58~~59

ARTICLE 10. REMEDIES	~~58~~59

Section 10.1. Events of Default	~~58~~59
Section 10.2. Rights of the Trustee Upon Events of Default	~~61~~62
Section 10.3. Collection of Indebtedness and Suits for Enforcement by Trustee	~~62~~63
Section 10.4. Remedies	~~64~~65
Section 10.5. [Reserved]	~~65~~66
Section 10.6. Waiver of Past Events	~~65~~66
Section 10.7. Limitation on Suits	~~65~~66
Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding Taxes	~~66~~67
Section 10.9. Restoration of Rights and Remedies	67
Section 10.10. The Trustee May File Proofs of Claim	67
Section 10.11. Priorities	~~67~~68
Section 10.12. Undertaking for Costs	68
Section 10.13. Rights and Remedies Cumulative	~~68~~69
Section 10.14. Delay or Omission Not Waiver	~~68~~69
Section 10.15. Control by Noteholders	~~68~~69
Section 10.16. Waiver of Stay or Extension Laws	69
Section 10.17. Action on Notes	69
Section 10.18. Performance and Enforcement of Certain Obligations	~~69~~70
Section 10.19. Reassignment of Surplus	~~69~~70

-ii-

(continued)

Page
ARTICLE 11. THE TRUSTEE	70

Section 11.1. Duties of the Trustee	70
Section 11.2. Rights of the Trustee	73
Section 11.3. Trustee Not Liable for Recitals in Notes	~~76~~77
Section 11.4. Individual Rights of the Trustee	77
Section 11.5. Notice of Defaults	77
Section 11.6. Compensation	~~77~~78
Section 11.7. Replacement of the Trustee	~~77~~78
Section 11.8. Successor Trustee by Merger, etc.	79
Section 11.9. Eligibility: Disqualification	~~79~~80
Section 11.10. Appointment of Co-Trustee or Separate Trustee	80
Section 11.11. Preferential Collection of Claims Against the Issuer	~~81~~82
Section 11.12. Taxes	~~81~~82
Section 11.13. Trustee May Enforce Claims Without Possession of Notes	~~81~~82
Section 11.14. Suits for Enforcement	~~81~~82
Section 11.15. Reports by Trustee to Holders	82
Section 11.16. Representations and Warranties of Trustee	82
Section 11.17. The Issuer Indemnification of the Trustee	~~82~~83
Section 11.18. Trustee’s Application for Instructions from the Issuer	~~82~~83
Section 11.19. [Reserved]	83
Section 11.20. Maintenance of Office or Agency	~~83~~84
Section 11.21. Concerning the Rights of the Trustee	~~83~~84
Section 11.22. Direction to the Trustee	~~83~~84
Section 11.23. Repurchase Demand Activity Reporting	~~83~~84

ARTICLE 12. DISCHARGE OF INDENTURE	~~85~~86

Section 12.1. Satisfaction and Discharge of Indenture	~~85~~86
Section 12.2. Application of Issuer Money	~~85~~86
Section 12.3. Repayment of Moneys Held by Paying Agent	86
Section 12.4. [Reserved]	~~86~~87
Section 12.5. Final Payment with Respect to Any Series	~~86~~87
Section 12.6. Termination Rights of Issuer	~~87~~88
Section 12.7. Repayment to the Issuer	~~87~~88

ARTICLE 13. AMENDMENTS	~~87~~88

Section 13.1. [Reserved]	~~87~~88
Section 13.2. Supplemental Indentures	~~87~~88
Section 13.3. Execution of Supplemental Indentures	~~89~~90
Section 13.4. Effect of Supplemental Indenture	~~89~~90
Section 13.5. Conformity With TIA	~~89~~90
Section 13.6. Reference in Notes to Supplemental Indentures	90
Section 13.7. Series Supplements	~~90~~91
Section 13.8. Revocation and Effect of Consents	~~90~~91
Section 13.9. Notation on or Exchange of Notes Following Amendment	~~90~~91
Section 13.10. The Trustee to Sign Amendments, etc.	~~90~~91
Section 13.11. Back-Up Servicer Consent	91

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(continued)

Page
ARTICLE 14. REDEMPTION AND REFINANCING OF NOTES	~~91~~92

Section 14.1. Redemption and Refinancing	~~91~~92
Section 14.2. Form of Redemption Notice	~~91~~92
Section 14.3. Notes Payable on Redemption Date	92

ARTICLE 15. MISCELLANEOUS	~~92~~93

Section 15.1. Compliance Certificates and Opinions, etc.	~~92~~93
Section 15.2. Form of Documents Delivered to Trustee	~~93~~94
Section 15.3. Acts of Noteholders	~~94~~95
Section 15.4. Notices	~~95~~96
Section 15.5. Notices to Noteholders: Waiver	96
Section 15.6. Alternate Payment and Notice Provisions	~~96~~97
Section 15.7. Conflict with TIA	~~96~~97
Section 15.8. Effect of Headings and Table of Contents	~~96~~97
Section 15.9. Successors and Assigns	~~96~~97
Section 15.10. Separability of Provisions	97
Section 15.11. Benefits of Indenture	~~97~~98
Section 15.12. Legal Holidays	~~97~~98
Section 15.13. GOVERNING LAW; JURISDICTION	~~97~~98
Section 15.14. Counterparts	~~97~~98
Section 15.15. Recording of Indenture	~~97~~98
Section 15.16. Issuer Obligation	98
Section 15.17. No Bankruptcy Petition Against the Issuer	~~98~~99
Section 15.18. No Joint Venture	~~98~~99
Section 15.19. No Waiver; Cumulative Remedies	~~98~~99
Section 15.20. Third-Party Beneficiaries	~~98~~99
Section 15.21. Merger and Integration	99
Section 15.22. Rules by the Trustee	99
Section 15.23. Duplicate Originals	~~99~~100
Section 15.24. Waiver of Trial by Jury	~~99~~100
Section 15.25. No Impairment	~~99~~100
Section 15.26. Intercreditor Agreement	~~99~~100

-iv-

“Class” means, with respect to any Series, any one of the classes of Notes of that Series as specified in the related Series Supplement.

“Closing Date” means August 4, 2015.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder.

“Collateral Trustee” means initially Deutsche Bank Trust Company Americas, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee appointed in accordance with the provisions of the Intercreditor Agreement.

“Collection Account” has the meaning specified in Section 5.3(a).

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable made by or on behalf of Obligors, including, without limitation, all principal, Finance Charges and cash proceeds of Related Security with respect to such Receivable and any Deemed Collections in each case, received after the Cut-Off Date; provided, however, that, if not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Trust Estate.

“Commission” means the U.S. Securities and Exchange Commission, and its successors.

“Concentration Limits” shall be deemed exceeded if any of the following is true on any date of determination (unless otherwise specified below, “weighted average” refers to an average weighted by Outstanding Receivables Balance):

(i) the aggregate Outstanding Receivables Balance of all Re-Written Receivables and Re-Aged Receivables that are Eligible Receivables exceeds 4.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(ii) the weighted average fixed interest rate of all Eligible Receivables is less than 28.0%;

(iii) the weighted average term to maturity of all Eligible Receivables exceeds thirty-three (~~30~~33) months;

(iv) the average Outstanding Receivables Balance of all Eligible Receivables exceeds $3,500;

(v) the weighted average credit score of the related Obligors of all Eligible Receivables (excluding any Eligible Receivables the Obligor of which has no (or a zero) credit score) is less than: (x) ADS Score: 700, (y) PF Score: 650 and (z) VantageScore: 625;

(vi) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following credit score bucket: ADS Score: less than or equal to 560 (the “ADS Score Threshold”), exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(vii) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following credit score bucket: PF Score: less than or equal to 520 (the “PF Score Threshold”), exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(viii) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following credit score bucket: VantageScore: less than or equal to 560 (the “VantageScore Threshold”), exceeds 5.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(ix) the sum (with duplication) of (x) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the ADS Score Threshold, plus (y) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the PF Score Threshold, plus (z) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not exceed the VantageScore Threshold, exceeds 9.75% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(x) the aggregate Outstanding Receivables Balance of all Eligible Receivables with an Outstanding Receivables Balance in excess of (a) $~~6,200~~7,200 exceeds ~~27.0~~25.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables or (b) $~~7,200~~8,200 exceeds ~~15.0~~10.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(xi) the aggregate Outstanding Receivables Balance of all Eligible Receivables that have an annual percentage rate greater than or equal to 60.0% exceeds 5% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;

(xii) the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which do not reside in Arizona, California, Illinois, Nevada, Texas or Utah at the time of loan originations exceeds 5% of the aggregate Outstanding Receivables Balance of all Eligible Receivables; or

(xiii) the aggregate Outstanding Receivables Balance of all Eligible Receivables that are On-line Receivables exceeds 3.0% of the aggregate Outstanding Receivables Balance of all Eligible Receivables.

“Consolidated Parent” means initially, Oportun Financial Corporation (f/k/a Progreso Financiero Holdings, Inc.), a Delaware corporation, and any successor to Oportun Financial Corporation as the indirect or direct parent of Oportun, the financial statements of which are for financial reporting purposes consolidated with Oportun in accordance with GAAP, or if there is none, then Oportun.

with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other Laws now or hereafter in effect, affecting the rights of creditors generally and except as such enforcement may be limited by general principles of equity (whether considered in a proceeding at law or in equity), and is not subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;

(e) that constitutes a “general intangible”, “instrument” or “account,” in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions;

(f) that was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller or the Nevada Originator, as applicable;

(g) that is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which are residents of, and have provided a billing address in, the United States of America;

(h) that is not a Delinquent Receivable;

(i) that has an original and remaining term to maturity of no more than forty-~~three~~nine (~~43~~49) months;

(j) that has an Outstanding Receivables Balance equal to or less than ~~$8,200~~(i) if such Receivable is a Renewal Receivable, $9,200, or (ii) otherwise, $7,200;

(k) that has (x) a fixed interest rate that is greater than or equal to 15.0% and (y) an annual percentage rate that does not exceed 66.9%;

(l) that is not evidenced by a judgment or has been reduced to judgment;

(m) that is not a Defaulted Receivable;

(n) that is not a revolving line of credit;

(o) the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents;

(p) that has no Obligor thereon that is either (x) a Governmental Authority or (y) a Person subject to Sanctions;

(q) that has no Obligor thereon that is the Obligor of a Defaulted Receivable;

(r) the assignment of which (x) to the Issuer does not contravene or conflict with any Law or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof and (y) if applicable, to the Seller from the Nevada Originator does not contravene or conflict with

“Receivable File” has the meaning specified in the Purchase Agreement.

“Receivables Schedule” has the meaning specified in the Purchase Agreement.

“Record Date” means, with respect to any Payment Date, the last Business Day of the preceding Monthly Period.

“Records” means all Contracts and other documents, books, records and other information in physical or electronic format (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

“Recoveries” means, with respect to any period, all Collections (net of expenses) received during such period in respect of a Receivable after it became a Defaulted Receivable.

“Redemption Date” means the Payment Date specified by the initial Servicer or the Issuer pursuant to Section 14.1.

“Redemption Price” has the meaning specified in the Series Supplement for the redemption of the Notes.

“Registered Notes” has the meaning specified in Section 2.1.

“Related Rights” has the meaning stated in the Purchase Agreement.

“Related Security” means, with respect to any Receivable, all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable.

“Removed Receivables” means any Receivable which is purchased or repurchased (i) by the initial Servicer pursuant to the last paragraph of Section 2.08 of the Servicing Agreement, (ii) by the Seller pursuant to the terms of the Purchase Agreement or (iii) by any other Person pursuant to Section 5.8 of the Indenture.

“Renewal Receivable” means a Receivable that satisfies the following conditions: (i) the Obligor was previously an obligor on another receivable originated by the Seller or the Nevada Originator, as applicable (the “Prior Receivable”), and (ii) the Obligor paid the Prior Receivable in cash in full or by net funding the Renewal Receivable proceeds (whether pursuant to the Seller’s or the Nevada Originator’s “Good Customer” program or otherwise) and such payment in full or net funding was not made in connection with the conversion of such Prior Receivable into a Re-Aged Receivable or a Re-Written Receivable.

“Repurchase Event” has the meaning specified in the Purchase Agreement.

“Required Monthly Payments” means, on any date of determination, (I) if such date of determination in any month is prior to the Payment Date occurring in such month, the sum of (a) the aggregate amount reasonably estimated by the Issuer in good faith to be distributable on the account designated by the Holder of such Note, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Legal Final Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 14.1) which shall be payable as provided herein; except that, any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable. The funds represented by any such checks returned undelivered shall be held in accordance with Section 2.8.

Section 2.16. Takeouts. Solely in connection with any Takeout Transaction, the Issuer may from time to time transfer directly or indirectly certain Receivables and the Related Security with respect thereto designated by the Issuer on the following terms and subject to the following conditions (any such transfer pursuant to this Section 2.16, a “Permitted Takeout”):

(a) The Issuer shall deliver to each Noteholder, the Trustee, the Agent, the Collateral Trustee, the Back-Up Servicer and the Servicer, not less than three (3) Business Days’ prior written notice of such Takeout Transaction (such notice, a “Takeout Notice”), which Takeout Notice shall be executed by the Issuer, and without limiting the generality of the foregoing, shall:

(i) identify in reasonable detail the Receivables to be transferred in connection with such Takeout Transaction (such Receivables with respect to any Takeout Transaction, the “Takeout Receivables” and, together with the Related Security with respect to such Takeout Receivables, the “Takeout Assets” for such Takeout Transaction), which Receivables, unless otherwise consented to in writing by the Required Noteholders, shall include all or substantially all outstanding Receivables;

(ii) specify the date on which such Takeout Transaction is contemplated to occur (such date with respect to any Takeout Transaction, the “Takeout Date”), which Takeout Date shall be a Business Day and may be extended with one Business Day prior notice to each Noteholder; and

(iii) include a pro forma Monthly Statement for each Series attached thereto after giving effect to such Takeout Transaction.

(b) In connection with each Takeout Transaction (other than a Takeout Transaction relating to the U.S. Department of the Treasury’s Community Development Financial Institutions Fund (CDFI Fund), its CDFI Bond Guarantee Program or similar entities or programs), the Issuer shall pay the Noteholders a fee (such fee, an “Exit Fee”) on the Takeout Date in immediately available funds equal to 0.50% (or 0.15% to the extent such Takeout Transaction involves the issuance of immediately amortizing securities) of the Outstanding Receivables Balance of all Receivables subject to such Takeout Transaction at such time. Each such Exit Fee shall be payable to the Noteholders ratably, based on such Noteholders portion of the Aggregate Class A Note Principal at such time; provided, however, that the amount of the Exit Fee paid hereunder for each Takeout Transaction shall be credited against the aggregate amount of underwriting or similar fees payable to one or more of the purchasers, that are Noteholders or Affiliates thereof, under any note purchase agreement or other similar agreement entered into by one or more of such purchasers and an Affiliate of the Issuer in connection with such Takeout Transaction ~~shall be credited against the amount of the Exit Fee payable hereunder in connection with such Takeout Transaction~~.

(c) Unless otherwise waived by the Required Noteholders, no Permitted Takeout shall occur on any date if (i) any Rapid Amortization Event, Servicer Default, Event of Default or Default would exist after giving effect to such Takeout Transaction, (ii) such Takeout Transaction could reasonably be expected to have a Material Adverse Effect on (x) the Issuer, the Seller, the Servicer, the Parent, the Trustee, the Agent, the Collateral Trustee, any Noteholder or any other Secured Party or (y) the bankruptcy remoteness of the Issuer or any of the transfers contemplated by the Transaction Documents or (iii) such Takeout Transaction would violate any assumption set forth in any bankruptcy opinion delivered under or in connection with any Transaction Document.

(d) The purchase price to be paid in connection with any Takeout Transaction shall be an amount (such amount, the “Purchase Price”) not less than the sum, without duplication, of (i) the aggregate Class A Note Principal related to the Takeout Assets; provided, however, that such amount shall not be less than the amount necessary to cure any Borrowing Base Shortfall (as defined in the Series Supplement) that exists or would exist as a result of such Takeout Transaction, (ii) the accrued interest owing under each Note, (iii) all accrued and unpaid Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, (iv) all accrued and unpaid Servicing Fees and (v) all other accrued and outstanding obligations owing to the Noteholders and any other Secured Party under the Transaction Documents (including the Exit Fee). The Purchase Price, as computed by PF Servicing, LLC if it is at that time the Servicer hereunder (and confirmed in writing by the Required Noteholders), shall be set forth in a Permitted Takeout Release, which shall, among other things, release the Trustee’s security interest in the applicable Takeout Assets upon receipt of the Purchase Price in the Collection Account. On the Takeout Date for a Permitted Takeout, the Issuer, the Trustee (upon receipt of an Officer’s Certificate of the Issuer pursuant to Section 2.14(d)) and the Required Noteholders shall execute and deliver a Permitted Takeout Release and the Issuer shall cause the Purchase Price for such Permitted Takeout to be deposited in immediately available funds into the Collection Account and distributed to the Noteholders and any other Secured Party (to the extent of funds owing to them) on such day.

Section 2.17. [Reserved].

Section 2.18. Definitive Notes.

(a) Issuance of Definitive Notes. The Notes shall be issued in definitive, fully registered form (“Definitive Notes”).

(b) Transfer of Definitive Notes. Subject to the terms of this Indenture (including the requirements of any relevant Series Supplement), the holder of any Definitive Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering at the office maintained by the Transfer Agent and Registrar for such purpose in Wilmington, Delaware, such Note with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Transfer Agent and Registrar by, the holder thereof and, if